Exhibit: Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 10th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Alain M. Karaoglan

Alain M. Karaoglan, Director

Notary

State of New York

County of New York

On the 10th day of April in the year 2015, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 10th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director

Notary

State of New York

County of New York

On the 10th day of April in the year 2015, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 6 day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director

Notary

State of New York

County of New York

On the 6th day of April in the year 2015, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 6 day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 7th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director

Notary

State of New York

County of New York

On the 7th day of April in the year 2015, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 6 day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David P. Wiland

David P. Wiland, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-133154	333-202174
033-23458	333-28755	333-66757	333-111686	333-133155
033-27766	333-28769	333-70600	333-124953	333-133944
033-34827	333-30180	333-90516	333-133076	333-158928
033-59261	333-33914	333-101481	333-133152	333-196391
033-59263	333-57218	333-111684	333-133153	333-196392

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this 28th day of July, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:          /s/ Michelle Matarazzo                          Second Witness Signs:          /s/ Anngharaad Reid

Printed name of witness:      Michelle Matarazzo                          Printed name of witness:            Anngharaad Reid

State of Connecticut)

County of Hartford  )  ss:  at Windsor on July 28, 2015.

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Nicole L. Molleur Notary Public	Nicole L. Molleur Notary Public, State of Connecticut Commission Expires Nov. 30, 2019

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28679	333-63692	333-111685	333-196392	333-202174
033-23458	333-28755	333-66757	333-111686	333-203647
033-27766	333-28769	333-70600	333-124953	333-203648
033-34827	333-30180	333-90516	333-133152	333-203649
033-59261	333-33914	333-101481	333-133944	333-203650
033-59263	333-57218	333-111684	333-196391	333-203651

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627	811-06090

I hereby ratify and confirm on this _11th_ day of September, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________/s/Joseph D. Horan_____________

Joseph D. Horan, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/Matthew K. Duffy                                                                          Signature of Witness #1
Matthew K. Duffy                                                                               Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd. NW                                  Address of Witness #1
Atlanta, GA  30327

/s/Wendy Waterman                                                                          Signature of Witness #2
Wendy Waterman                                                                               Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Road, NW                             Address of Witness #2
Atlanta, GA  30327